Exhibit 10.6

Execution Version

WAIVER AND AMENDMENT NO. 4 TO TERM LOAN AGREEMENT

THIS WAIVER AND AMENDMENT NO. 4 TO TERM LOAN AGREEMENT (this “Amendment”), dated as of March 7, 2017, is made among TANDEM DIABETES CARE, INC., a Delaware corporation (the “Borrower”) and the financial institutions listed on the signature pages hereof under the heading “EXISTING TERM LOAN LENDERS” (each a “Lender” and, collectively, the “Lenders”).

The Borrower and the Lenders are parties to an Amended and Restated Term Loan Agreement dated as of April 4, 2014, as amended by that certain Consent and Amendment Agreement, dated as of June 20, 2014, that certain Omnibus Amendment Agreement No. 2, dated as of February 23, 2015, and that certain Amendment No. 3 to Term Loan Agreement, dated as of January 8, 2016 (as so amended, the “Existing Term Loan Agreement”).

The Borrower has requested that (i) the Lenders provide a limited waiver of certain reporting covenants contained in Section 8.01 of the Existing Term Loan Agreement, and (ii) certain amendments be made to the Existing Term Loan Agreement.

The Lenders have agreed to such requests, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Existing Term Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Existing Term Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Existing Term Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Waivers. With respect only to the 2016 fiscal year consolidated and consolidating balance sheets of Borrower and its Subsidiaries as of the end of such fiscal year, and the related consolidated and consolidating statements of income, shareholders’ equity and cash flows of Borrower and its Subsidiaries for such fiscal year, the Lenders hereby agree to waive the requirement of Section 8.01(b) of the Existing Term Loan Agreement that the report and opinion of Borrower’s independent certified public accountants required to be delivered in connection with such financial statements be delivered without qualification as to going concern.

The waiver set forth in this Section 2 shall be limited precisely as written and relates solely to the potential noncompliance or breach by the Borrower of Section 8.01(b) of the Existing Term Loan Agreement. Nothing in this Amendment shall be deemed to constitute a waiver of noncompliance or breach of any other term or provision in the Existing Term Loan

Agreement or the other Loan Documents, nor prejudice any right or remedy that the Lenders may now have (except to the extent such right or remedy was based upon Defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Existing Term Loan Agreement or the other Loan Documents. Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect the Lenders’ ability to enforce) any Default not explicitly waived by Section 2.

SECTION 3 Amendments.

In reliance upon the representations and warranties of the Borrower set forth in this Amendment, the Existing Term Loan Agreement shall be amended as follows, effective as of the date hereof:

(a) The following definitions in Section 1.01 of the Existing Term Loan Agreement shall be amended and restated as follows:

“Amended and Restated Fee Letter” means the fee letter agreement dated as of March 7, 2017, among Borrower and the Lenders party thereto.

“Amendment No. 4” means Waiver and Amendment No. 4 to Term Loan Agreement, dated as of March 7, 2017, among Borrower and the Lenders party thereto.

“Loan Documents” means, collectively, this Agreement, the Notes, the Security

Documents, each Warrant, the Fee Letter, the Amended and Restated Fee Letter, any subordination agreement or any intercreditor agreement entered into by Lenders with any other creditors of Obligors, including the Capital Royalty Intercreditor Agreement, and any other present or future document, instrument, agreement or certificate executed by Obligors for the benefit of Lenders in connection with this Agreement or any of the other Loan Documents, all as amended, restated, or otherwise modified.

“Permitted Priority Debt” means Indebtedness of the Borrower under the Silicon Valley Bank Credit Agreement.

“Silicon Valley Bank Credit Agreement” means that Amended and Restated Loan and Security Agreement, dated January 14, 2013, by and between Borrower and Silicon Valley Bank, as may be amended from time to time.

“Warrant” means (i) each warrant to purchase capital stock of the Borrower issued by the Borrower to the Lenders on the Prior Closing Date in connection with the transactions contemplated under the Existing Term Loan Agreement and (ii) each warrant to purchase capital stock of the Borrower issued by the Borrower to the Lenders on March 7, 2017 in connection with the transactions contemplated under Amendment No. 4.”

(b) The definition of “Amendment No. 3 Fee Letter” in the Existing Term Loan Agreement is hereby deleted.

(c) The following provision is hereby added as Section 8.16 of the Existing Term Loan Agreement:

“8.16 Board Information Rights. Borrower shall, concurrently with delivery to Borrower’s Board of Directors (the “Board”), deliver to the Lenders copies of all notices, minutes, consents and other material that Borrower provides to its directors, except that the Lenders may be excluded from access to any material (a) related to a refinancing of the Loans or (b) if the Board determines in good faith, upon advice of counsel, that such exclusion is reasonably necessary to preserve attorney-client privilege.”

(d) The following provision is hereby added as Section 8.17 of the Existing Term Loan Agreement:

“8.17 Warrants. Borrower shall deliver, on or before March 7, 2017, duly executed Warrants, in form and substance acceptable to Lenders and for such number of shares of common stock of Borrower as set forth on Schedule 1.”

(e) The following provision is hereby added as Section 8.18 of the Existing Term Loan Agreement:

“8.18 Required Equity Financing. On or before January 15, 2018, Borrower shall issue Equity Interests to investors in such quantity as shall result in gross cash proceeds to Borrower of at least $30,000,000. The parties hereto agree that if the Borrower fails to obtain gross cash proceeds of at least $30,000,000 through such Equity Interest issuance, the Event of Default waived by Section 2 of Amendment No. 4 shall be deemed to have occurred as of the date such report and opinion with respect to fiscal year 2016 was received by Borrower from Borrower’s independent certified public accountants. For purposes of clarification, the gross cash proceeds obtained by Borrower pursuant to this Section shall not be included as Revenue for purposes of Section 10.01.”

(f) Section 9.01(c) of the Existing Term Loan Agreement is hereby amended and restated in its entirety as follows:

“(c) Permitted Priority Debt; provided that no principal amount shall have been drawn under the Silicon Valley Bank Credit Agreement;”

(g) Section 9.02(c) of the Existing Term Loan Agreement is hereby amended and restated in its entirety as follows:

“ (c) Liens in favor of Silicon Valley Bank granted pursuant to the Silicon Valley Bank Credit Agreement;”

(h) Section 10.03 of the Existing Term Loan Agreement is hereby amended by replacing the “$2,000,000” in such section with “$10,000,000”.

(i) Schedule 1 of the Existing Term Loan Agreement is hereby replaced in its entirety with Schedule 1 hereto.

(j) Line II.B(1) of Annex B of Exhibit E to the Existing Term Loan Agreement (Form of Compliance Certificate) is hereby amended by replacing the “$2,000,000” in such section with “$10,000,000”.

SECTION 4 Conditions of Effectiveness.

(a) Conditions Precedent. The effectiveness of Sections 2 and 3 shall be subject to the following conditions precedent:

(i) Borrower and all of the Lenders shall have duly executed and delivered this Amendment and the Amended and Restated Fee Letter pursuant to Section 12.04 of the Existing Term Loan Agreement.

(ii) Borrower shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment and the Amended and Restated Fee Letter, including Lenders’ reasonable out of pocket legal fees and costs, pursuant to Section 12.03(a)(i)(z) of the Existing Term Loan Agreement.

(iii) Borrower shall have provided the Lenders (i) certified copies of the resolutions of the Board of Directors (or shareholders, if applicable) of Borrower authorizing the making and performance by it of this Amendment and the Amended and Restated Fee Letter, and (ii) official certificates of good standing in its jurisdiction of organization, dated no earlier than 30 days prior to the date hereof.

(iv) Borrower shall have duly executed and delivered those Warrants set forth in Section 8.17 of the Existing Term Loan Agreement, as amended by this Amendment.

(v) The representations and warranties in Section 5 shall be true and correct on the date hereof.

(b) Conditions Subsequent.

(i) Borrower shall deliver to the Lenders within ten (10) Business Days of the date hereof written confirmation signed by Silicon Valley Bank that the Silicon Valley Bank Credit Agreement has been terminated and that (x) all indebtedness, liabilities and other obligations of Borrower to Silicon Valley Bank under the Silicon Valley Bank Credit Agreement have been satisfied and discharged in full, and (y) all security interests and other liens or rights granted to Silicon Valley Bank pursuant to the Silicon Valley Bank Credit Agreement as security for such indebtedness, liabilities and other obligations have been released.

SECTION 5 Representations and Warranties; Reaffirmation. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to each Lender on the date hereof as follows:

(a) This Amendment is within the Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents to which it is a party remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. Borrower further ratifies, confirms, reaffirms, and acknowledges that all indebtedness and obligations of Borrower under the Loan Documents shall be secured by the Security Documents (including the Security Agreement), and confirms the validity, effect and enforceability of all Collateral and the guarantee of the Obligations by any Obligors. By executing this Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands the Amendment.

(c) On the date hereof, after giving effect to this Amendment, no Default shall have occurred and be continuing.

(d) The representations and warranties made by or with respect to such Obligor in Section 7 of the Existing Term Loan Agreement are true in all material respects (taking into account any changes made to schedules updated in accordance with Section 7.21 of the Existing Term Loan Agreement or attached hereto), except that (i) such representations and warranties that refer to a specific earlier date were true in all material respects on such earlier date, (ii) no representation or warranty is made under Section 7.11 of the Existing Term Loan Agreement with respect to part (d) of the definition of “Solvent” and (iii) by their signature hereto and by their signature to that certain Consent Agreement dated as of June 30, 2016, the Lenders acknowledge and agree that Borrower has complied with its obligations to deliver all requisite information responsive to the representations under Section 7.16 of the Existing Term Loan Agreement in respect of Borrower’s lease for its Barnes Canyon Road facility pursuant to that certain Lease Agreement by and between the Borrower and ARE-SD Region No. 36, LLC, dated on or about June 30, 2016.

SECTION 6 Miscellaneous.

(a) Existing Term Loan Agreement Otherwise Not Affected; No Waiver. Except as expressly contemplated hereby, the Existing Term Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. Except as expressly set forth in Section 2, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Term Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. All references in the respective Loan Documents to the Existing Term Loan Agreement shall be deemed to be references to the Existing Term Loan Agreement as amended hereby.

(b) No Reliance. The Borrower hereby acknowledges and confirms to the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrower, each Lender and their respective successors and assigns.

(d) Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Complete Agreement; Amendments. This Amendment and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.04 of the Existing Term Loan Agreement.

(f) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

(g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(h) Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to the Lenders, the Borrower and other parties, and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against any of the Lenders merely because of any Lender’s involvement in the preparation thereof.

(i) Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect. This Amendment shall be deemed a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

THE BORROWER

TANDEM DIABETES CARE, INC.

By	/s/ John Cajigas
Name: John Cajigas
Title: Executive Vice President and Chief Financial Officer

[Signature Page — Waiver and Amendment No. 4 to Term Loan Agreement]

THE EXISTING TERM LOAN LENDERS

CAPITAL ROYALTY PARTNERS II L.P.
By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By	/s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.
By CAPITAL ROYALTY PARTNERS II—PARALLEL FUND “A” GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory

CAPITAL ROYALTY PARTNERS II (CAYMAN) L.P.
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By: CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By	/s/ Nate Hukill
Name: Nate Hukill
Title: Authorized Signatory

WITNESS:
/s/ Nicole Nesson
Name:

[Signature Page — Waiver and Amendment No. 4 to Term Loan Agreement]

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P.
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner

By
Name: Nate Hukill
Title: Authorized Signatory

WITNESS:
/s/ Nicole Nesson
Name:

[Signature Page — Waiver and Amendment No. 4 to Term Loan Agreement]

Schedule 1

Schedule 1

to Amended and Restated Term Loan Agreement

COMMITMENTS AND WARRANTS

Lender	Commitment	Proportionate Share	Common Stock of Borrower Entitled Under Warrant
Capital Royalty Partners II L.P.	$8,640,000	10.80%	209,292
Capital Royalty Partners II – Parallel Fund “A” L.P.	$12,400,000	15.50%	300,373
Capital Royalty Partners II (Cayman) L.P.	$7,040,000	8.80%	170,534
Capital Royalty Partners II – Parallel Fund “B” (Cayman) L.P.	$51,920,000	64.90%	1,257,691

TOTAL	$80,000,000	100%	1,937,890